UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

SEMI-ANNUAL REPORT
June 30, 2013

Oakseed Opportunity Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

Dear Fellow Shareholders,

Welcome to the Oakseed Opportunity Fund (the “Fund”). We are pleased to write this inaugural shareholder letter and hope to give you a better understanding of the Fund’s investment strategy. Being a new fund, we would also like to discuss our professional experience as the Fund’s advisor as well as additional information regarding Jackson Park Capital. Most of all, we want to express our deepest appreciation to all shareholders who have invested with us during this initial period. We are honored and humbled that you have entrusted your capital to us and will work diligently to pursue the most promising investments available. Thank you very much for giving us this opportunity.

While Jackson Park Capital is new, as friends and co-portfolio managers we have known each other for over 20 years. In 1992, when John Park was a 25-year old business school student looking for a job, he tried interviewing at a new investment firm, Yacktman Asset Management, with a very successful fund manager, Donald Yacktman. Don, being a most gracious person, agreed to talk with John, but had warned him in advance there were no job opportunities at the Yacktman Funds because the firm had hired a bright, young 26-year old analyst named Greg Jackson. Not being discouraged, John met Don anyway, and a few minutes later Don introduced Greg.

From that initial meeting grew a steadfast friendship and ultimately a professional partnership that has been productive, educational, inspiring, and a whole lot of fun. Greg eventually moved to Harris Associates, the investment advisor to the Oakmark Funds where he co-managed Oakmark Global Fund from its 1999 inception through November 2003. After graduating from business school in 1993, John joined Wanger Asset Management (which had spun out of Harris Associates in 1992) the advisor to the Acorn Funds and managed the Acorn Select Fund from its 1998 inception through April 2004. We began our professional partnership afterward working together at Blum Capital for eight years, and in late 2012 had the opportunity to pursue our own firm, Jackson Park Capital, something we had discussed for many years. We both feel blessed to have had that fateful meeting more than 20 years ago, and often can’t believe how lucky we are to have come to this point in our careers. Working together at our own firm, co-managing a fund and enjoying our friendship and partnership every day has become a life long dream fulfilled.

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

As we began putting pen to paper late last year, we thought long and hard about the kind of firm and fund we wanted to have, keeping a few key objectives in mind:

1.	A “go anywhere” investment mandate.
2.	No investment committees, minimal meetings, and low administrative demands.
3.	Alignment of interest with our investors.

Keeping things as simple as possible has been our guidepost. In our careers we have worked at firms that used both a generalist’s approach as well as specialization by various industries, market capitalizations, and geographies. As a result, between the two of us we have covered many different companies, both in the U.S. and internationally, and have invested in stocks of all market capitalization sizes, literally from Apple to Zynga. Starting a mutual fund with a “go anywhere” approach made the most sense to us given this experience. If small cap stocks are relatively overvalued and large cap stocks are relatively undervalued, we want to be able to buy large cap stocks and vice versa…simple! Our goal is to provide the highest expected return possible given the assessed risk. We believe that objective is best accomplished if we have a flexible investment mandate to pursue opportunities regardless of company size, country of incorporation, or industry.

In considering our last two goals, we decided we did not want to manage many different funds and separate accounts in order to maximize our assets under management. It has always struck us as somewhat conflicting that a firm manages one vehicle, say a mutual fund, alongside another vehicle, say a separate account or a hedge fund, where the portfolio investments and weightings of each may or may not be the same, where the fees may or may not be the same, and the personal capital of the fund managers may or may not be in all vehicles. By contrast, choosing to manage one fund and no other accounts means (1) less administrative time spent away from investing; (2) concentrating all of our efforts and resources on a single entity without having internal restrictions and cash inflow/outflow differences that often lead to different returns across various accounts; and (3) investing our personal capital along with all of our clients’ capital.

A bit more on that last point: we believe having common ownership of the Fund between its managers and other shareholders strongly aligns goals. As co-portfolio managers we are committed to managing our personal capital alongside yours. Our current combined Fund investment stands at approximately $10 million with the objective to become the largest shareholders over time (and we do not allow individual stock purchases for personal accounts at our firm). We look for personal “skin in the game” in our companies’ executive ownership of their stock; how could our own shareholders possibly expect any less from us?

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

Getting back to simplicity, Albert Einstein once said, “everything should be made as simple as possible, but not simpler.” As much as we have tried to simplify, the “not simpler” clause of Einstein’s quote does apply. Being a registered investment advisor advising a registered mutual fund, we need the compliance and oversight required of all mutual fund management firms. Rest assured, we have put in place from the very beginning a Chief Compliance Officer, IT compliant infrastructure, and Disaster Recovery/Contingency Plans to comply with all regulations. We have purposefully avoided complexity where possible, but no more so when required.

With the general principles for the Fund and firm fleshed out, we pushed forward with various service providers (fund administration, custody, distribution, and legal to name just a few) and on December 31, 2012 Jackson Park Capital began management of the Oakseed Opportunity Fund. While the Fund’s investments range from a Canadian oil sands company to a small biotechnology firm trying to launch its first drug and everything in between, there are several common threads that run through the Fund highlighting our investment approach. First, in each instance we believe the company’s returns on equity or returns on invested capital are improving, if they are not already higher than average. Simply put, improving mediocre returns or maintaining high returns means the underlying businesses are creating more value (we’ll elaborate further on returns below). Second, we believe that the valuation does not reflect our assessment that returns are high or improving. This is most likely due to what we believe are short-term problems, either with the business itself, the industry, or perhaps an overall stock market decline. Our investments are usually “contrarian,” meaning the expectations of other investors are lower than what we think they should be, so we are willing to bet the other way for the potential to earn a higher rate of return. Finally, most of our stocks need time before the rest of the market sees what we see. Although it is easy to understand why instant gratification is more appealing than waiting around, we think it is far easier to buy an undervalued stock if most people are not factoring in events three to five years away that could add a lot of value to the company. Unfortunately, events three to five months away are more often than not already incorporated into today’s stock price and it is very difficult to gain an edge trading that way.

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

We promised a little more detail about returns. To better understand this concept, consider a company that earns $10 million of net profit having the opportunity to acquire another company that would eventually add $1 million of additional net profit. Would this be a good acquisition? Most people would say “yes,” thinking an acquisition that is 10% “accretive” to be a good thing. The real answer though depends on what the company paid for that $1 million of net profit. If the purchase price were $1 million, most people would cheer a 100% rate of return with no questions asked. But if instead the purchase price were $100 million, a 1% rate of return would be by most accounts considered pretty lousy. In our book, returns, not profit in isolation, are what matter. High returns are usually the result of a great business model combined with exceptional management. These companies understand the balance sheet should be used to maximize profit per net assets, be it in the form of acquisitions, capital expenditures, working capital, or leverage. We do not understand how others can view it differently, and despite our observation that many management teams and investors do not see it the same way, we are sticking with what we know to be true.

We hope all of the above has been helpful in understanding our backgrounds, relevant fund management experience, our firm’s goals, and our general investment strategy. In future letters we will delve into even more detail on investment analysis and hope you find them useful and insightful.

Portfolio Performance Review
For the six months ended June 30, 2013, the Oakseed Opportunity Fund’s Investor Class returned 11.40% and the Institutional Class gained 11.60% while the S&P 500 Index (with dividends) increased 13.82%. The largest dollar profit contributor was DIRECTV. Headquartered in El Segundo, California, DIRECTV is the world’s leading provider of digital television services with operations in the United States, and subsidiaries and affiliates in Brazil, Mexico, and other Latin American countries. While the United States market has matured in recent years, the domestic operations still produce impressive operating profit of $4.2 billion on revenue of $23.2 billion with high retention rates due to exclusive offerings such as NFL Sunday Ticket. The not as visible growth story however, comes from DIRECTV’s Latin American operations where revenue grew over 22% from 2011 to 2012 to $6.2 billion, albeit at a lower operating profit margin of 15.3%. Latin America represents a large market opportunity with less penetration, as well as less competition from cable providers since fixed wire infrastructure has not been built to the same degree as in the U.S. and high capital requirements to do so increase the relative attractiveness of satellite based alternatives such as DIRECTV. At our purchase price the stock represented good value trading at 10 times current year earnings and though the stock price has appreciated significantly, we believe the potential for a 13 times price earnings multiple is warranted, which would likely yield significant upside from today’s valuation.

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

In a bit of Murphy’s Law, the Fund missed out on January 2, the first trading day of 2013, when most major market indices were up 2% to 3% since all trades are booked the following day and therefore the Fund’s NAV was unchanged. As a result, with the S&P 500 up 2.54% that first day the Fund began the year behind its benchmark the same amount. Although it is disappointing to trail our benchmark at the start of the Fund, we remind ourselves that investing is a long-term effort. Such short-term results (both outperformance and underperformance) are significantly less meaningful relative to returns over a three to five year time horizon but can in the moment skew results one way or the other. We feel confident in our portfolio given the due diligence and analysis we have employed throughout our careers and believe the Fund offers attractive value today.

Closing
We would like to thank our fund co-administrators, MFAC and UMB, for their superb work during fund formation and their ongoing efforts supporting the Fund. In addition, we are grateful to BTIG for providing their always expert trading, Halcyon Financial Technology for unparalleled IT support, and Kerry Bender our Chief Compliance Officer for her exceptional contributions. All of these fine people and organizations made the creation of the Oakseed Opportunity Fund possible. We would also like to thank our families for their unwavering support. Lastly, we again extend our highest gratitude to you, our fellow shareholders. We look forward to a long and prosperous journey together.

Sincerely,

Greg Jackson	John Park

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, and warrant risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund has limited performance history and is also subject to new fund risk. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this report were those of the Co-Portfolio Fund Managers as of June 30, 2013, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2013 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 84.4%
	BANKS – 6.2%
46,000	Bank of New York Mellon Corp.	$1,290,300
27,000	Capital One Financial Corp.	1,695,870
10,000	State Street Corp.	652,100
		3,638,270

	CHEMICALS – 3.9%
20,500	Mosaic Co.	1,103,105
30,000	Potash Corp. of Saskatchewan, Inc.	1,143,900
		2,247,005

	COMMERCIAL SERVICES – 2.0%
23,500	Strayer Education, Inc.	1,147,505

	COMPUTERS – 3.3%
4,800	Apple, Inc.	1,901,184

	DIVERSIFIED FINANCIAL SERVICES – 3.9%
8,500	Franklin Resources, Inc.	1,156,170
30,000	LPL Financial Holdings, Inc.	1,132,800
		2,288,970

	HOLDING COMPANIES-DIVERSIFIED – 4.9%
110,000	Leucadia National Corp.2	2,884,200

	INSURANCE – 6.0%
28,000	American International Group, Inc.*	1,251,600
50,000	Loews Corp.2	2,220,000
		3,471,600

	INTERNET – 4.1%
96,000	Yahoo!, Inc.*	2,410,560

	MEDIA – 6.7%
34,000	Comcast Corp.	1,348,780
41,000	DIRECTV*	2,526,420
		3,875,200

	OIL & GAS – 3.2%
39,000	Encana Corp.	660,660
41,500	Suncor Energy, Inc.	1,223,835
		1,884,495

	OIL & GAS SERVICES – 2.0%
28,500	Halliburton Co.	1,189,020

	PHARMACEUTICALS – 18.1%
60,000	AbbVie, Inc.2	2,480,400
25,700	Anacor Pharmaceuticals, Inc.*	143,663
46,000	Express Scripts Holding Co.*	2,837,740
44,000	GlaxoSmithKline PLC - ADR	2,198,680

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (continued)
	PHARMACEUTICALS(Continued)
73,000	Teva Pharmaceutical Industries Ltd. - ADR	$2,861,600
		10,522,083

	RETAIL – 5.1%
15,000	Bed Bath & Beyond, Inc.*	1,063,500
29,000	Ross Stores, Inc.	1,879,490
		2,942,990

	SEMICONDUCTORS – 3.0%
28,500	QUALCOMM, Inc.	1,740,780

	SOFTWARE – 6.5%
43,700	Microsoft Corp.	1,508,961
75,000	Oracle Corp.	2,304,000
		3,812,961

	TELECOMMUNICATIONS – 3.5%
31,000	Cisco Systems, Inc.	753,610
17,000	SBA Communications Corp.*	1,260,040
		2,013,650

	TRANSPORTATION – 2.0%
30,000	Expeditors International of Washington, Inc.	1,140,300

	TOTAL COMMON STOCKS (Cost $47,284,991)	49,110,773

	EXCHANGE-TRADED FUNDS – 3.2%
89,000	ProShares Short Russell2000 - ETF*	1,836,070

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,911,184)	1,836,070

Principal Amount

	SHORT-TERM INVESTMENTS – 22.6%
$13,142,383	UMB Money Market Fiduciary, 0.01%1	13,142,383

	TOTAL SHORT-TERM INVESTMENTS (Cost $13,142,383)	13,142,383

	TOTAL INVESTMENTS – 110.2% (Cost $62,338,558)	64,089,226

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2013 (Unaudited)

	Liabilities in excess of other assets – (10.2)%	(5,934,161)

	TOTAL NET ASSETS – 100.0%	$58,155,065

Number of Contracts		Value

	WRITTEN OPTION CONTRACTS – (0.1)%
	PUT OPTIONS – (0.1)%
	ITT Educational Services, Inc.
(500)	Exercise Price: $13, Expiration Date: January 18, 2014*	(33,000)

	TOTAL WRITTEN OPTION CONTRACTS (Cost $78,223)	(33,000)

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.
2	All or a portion of this security is segregated as collateral for written options contracts.

 See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of June 30, 2013 (Unaudited)
Security Type/Industry	Percent of Total Net Assets
Common Stocks
Pharmaceuticals	18.1%
Media	6.7%
Software	6.5%
Banks	6.2%
Insurance	6.0%
Retail	5.1%
Holding Companies-Diversified	4.9%
Internet	4.1%
Diversified Financial Services	3.9%
Chemicals	3.9%
Telecommunications	3.5%
Computers	3.3%
Oil & Gas	3.2%
Semiconductors	3.0%
Oil & Gas Services	2.0%
Commercial Services	2.0%
Transportation	2.0%
Total Common Stocks	84.4%
Exchange-Traded Funds	3.2%
Short-Term Investments	22.6%
Total Investments	110.2%
Liabilities in excess of other assets	(10.2)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $62,338,558)	$64,089,226
Cash deposited with broker	366,384
Receivables:
Fund shares sold	746,787
Dividends and interest	13,557
Prepaid expenses	21,575
Prepaid offering costs	17,503
Total assets	65,255,032

Liabilities:
Written option contracts, at value (proceeds $78,223)	33,000
Payables:
Investment securities purchased	7,013,081
Fund shares redeemed	7,212
Advisory fees	19,588
Distribution fees - Investor Class (Note 6)	2,332
Fund accounting fees	5,987
Transfer agent fees and expenses	5,286
Administration fees	2,767
Trustees' fees and expenses	665
Chief Compliance Officer fees	109
Custody fees	104
Accrued other expenses	9,836
Total liabilities	7,099,967

Net Assets	$58,155,065

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$55,285,005
Accumulated net investment income	16,322
Accumulated net realized gain on investments, purchased option contracts, and
written option contracts	1,057,847
Net unrealized appreciation on:
Investments	1,750,668
Written option contracts	45,223
Net Assets	$58,155,065

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$14,731,901
Shares of benficial interest issued and outstanding	1,322,868
Redemption price	$11.14

Institutional Class Shares:
Net assets applicable to shares outstanding	$43,423,164
Shares of benficial interest issued and outstanding	3,892,182
Redemption price	$11.16

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $8,772)	$210,224
Interest	318
Total investment income	210,542

Expenses:
Advisory fees	154,200
Administration fees	22,316
Fund accounting fees	21,081
Transfer agent fees and expenses	20,434
Registration fees	18,058
Offering costs	17,979
Auditing fees	7,935
Distribution fees - Investor Class (Note 6)	7,525
Chief Compliance Officer fees	6,447
Legal fees	4,959
Custody fees	4,036
Miscellaneous fees	3,744
Trustees' fees and expenses	2,976
Shareholder reporting fees	2,349
Insurance fees	595
Total expenses	294,634
Advisory fees waived	(100,414)
Net expenses	194,220
Net investment income	16,322

Realized and Unrealized Gain on Investments, Purchased Option Contracts,
and Written Option Contracts:
Net realized gain on:
Investments	825,101
Purchased option contracts	197,444
Written option contracts	35,302
Net realized gain	1,057,847
Net change in unrealized appreciation/depreciation on:
Investments	1,750,668
Written option contracts	45,223
Net change in unrealized appreciation/depreciation	1,795,891
Net realized and unrealized gain on investments, purchased
options contracts, and written options contracts	2,853,738

Net Increase in Net Assets from Operations	$2,870,060

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Period Ended December 31, 2012*
Increase in Net Assets from:
Operations:
Net investment income	$16,322	$-
Net realized gain on investments, purchased options contracts, and
written options contracts	1,057,847	-
Net change in unrealized appreciation/depreciation on investments,
purchased option contracts and written options contracts	1,795,891	-
Net increase in net assets resulting from operations	2,870,060	-

Capital Transactions:
Net proceeds from shares sold:
Investor Class	14,802,819	20,000
Institutional Class	38,327,858	2,980,000
Cost of shares redeemed:
Investor Class	(395,417)	-
Institutional Class	(450,255)	-
Net increase in net assets from capital transactions	52,285,005	3,000,000

Total increase in net assets	55,155,065	3,000,000

Net Assets:
Beginning of period	3,000,000	-
End of period	$58,155,065	$3,000,000

Accumulated net investment income	$16,322	$-

Capital Share Transactions:
Shares sold:
Investor Class	1,356,864	2,000
Institutional Class	3,636,183	298,000
Shares redeemed:
Investor Class	(35,996)	-
Institutional Class	(42,001)	-
Net increase in net assets from capital share transactions	4,915,050	300,000

*	The Fund commenced operations on December 31, 2012.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012*
Net asset value, beginning of period	$10.00		$10.00
Income from Investment Operations:
Net investment loss1	(0.01)		-
Net realized and unrealized gain on investments	1.15		-
Total from investment operations	1.14		-

Net asset value, end of period	$11.14		$10.00

Total return2	11.40%	3	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,732		$20

Ratio of expenses to average net assets:
Before fees and other expenses waived	2.01%	4	-
After fees and other expenses waived	1.40%	4	-
Ratio of net investment income (loss) to average net assets:
Before fees and other expenses waived	(0.72)%	4	-
After fees and other expenses waived	(0.11)%	4	-
Portfolio turnover rate	28%	3	-%

*	The Fund commenced operations on December 31, 2012.

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012*
Net asset value, beginning of period	$10.00		$10.00
Income from Investment Operations:
Net investment income1	0.01		-
Net realized and unrealized loss on investments	1.15		-
Total from investment operations	1.16		-

Net asset value, end of period	$11.16		$10.00

Total return2	11.60%	3	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,423		$2,980

Ratio of expenses to average net assets:
Before fees and other expenses waived	1.76%	4	-
After fees and other expenses waived	1.15%	4	-
Ratio of net investment income (loss) to average net assets:
Before fees and other expenses waived	(0.47)%	4	-
After fees and other expenses waived	0.14%	4	-
Portfolio turnover rate	28%	3	-%

*	The Fund commenced operations on December 31, 2012.

1	Based on average shares outstanding for the period.

2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (Unaudited)

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.  The Fund did not earn any income or incur any expenses during the period ended December 31, 2012.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013 (Unaudited)

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in option contracts written for the six months ended June 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 31, 2012	-	$-
Options written	778	123,126
Options terminated in closing purchasing transactions	(278)	(44,903)
Options expired	-	-
Options exercised	-	-
Outstanding at June 30, 2013	500	$78,223

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $36,256, which are being amortized over a one-year period from December 31, 2012 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013 (Unaudited)

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the six months ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets. Effective December 31, 2012, the Advisor has contractually agreed to waive its fee and, if necessary, to waive other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.40% and 1.15% of the Fund’s average daily net assets for Investor Class Shares and Institutional Class Shares, respectively until April 30, 2014.

For the six months ended June 30, 2013, the Advisor waived $100,414 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At June 30, 2013, the amount of these potentially recoverable expenses was $100,414.  The Advisor may recapture all or a portion of this amount no later than December 31, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the six months ended June 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2013, are reported on the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013 (Unaudited)

Note 4 – Federal Income Taxes
At June 30, 2013, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$62,338,558

Gross unrealized appreciation	$2,714,902
Gross unrealized depreciation	(964,234)

Net unrealized appreciation on investments	$1,750,668

Note 5 – Investment Transactions
For the six months ended June 30, 2013, purchases and sales of investments, excluding short-term investments, were $55,890,492 and $7,519,418, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the six months ended June 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013 (Unaudited)

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$49,110,773	$-	$-	$49,110,773
Exchange-Traded Funds	1,836,070	-	-	1,836,070
Short-Term Investments	13,142,383	-	-	13,142,383
Total Assets	$64,089,226	$-	$-	$64,089,226

Liabilities
Written Option Contracts	$(33,000)	$-	$-	$(33,000)

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013 (Unaudited)

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the six months ended June 30, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of June 30, 2013 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
	Purchased options contracts, at value	$-	Written options contracts, at value	$33,000
Total		$-		$33,000

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$197,444	$35,302	$232,746
Total	$197,444	$35,302	$232,746

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$45,223	$45,223
Total	$-	$45,223	$45,223

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

The Funds Statement of Assets and Liabilities presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts to present below.  Gross amounts of the derivative instruments, amounts related to financial/cash collateral and net amounts are presented below:

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2013 (Unaudited)

Description/Financial Instrument	Gross Amounts Recognized in Statement of Assets and Liabilities	Cash Collateral Pledged	Net Amount
Written option contracts, at value - liability	33,000	(33,000)	-

Total collateral amount presented in the Statement of Assets and Liabilities is $366,384, resulting in an overcollaterization of $333,384 on the derivative instrument.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/13 to 6/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/13	6/30/13	1/1/13 – 6/30/13
Investor Class	Actual Performance	$1,000.00	$1,114.00	$7.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.07	6.99
Institutional Class	Actual Performance	1,000.00	1,116.00	6.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.32	5.74

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Oakseed Opportunity Fund
a series of the Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, UT  84004

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-446-4460, on the Fund’s website at www.oakseedfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-446-4460. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201-2175
1-888-446-4460

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	9/4/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title	/s/ John P. Zader
John P. Zader, President

Date	9/4/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/4/2013